Exhibit 10.29

                                 AMENDMENT NO. 3
                                       to
                                Credit Agreement

         This Amendment No. 3 to Credit Agreement (this "Amendment") is made as of June 30, 1998, by and between MLC GROUP, INC., a Virginia corporation ("MLC") and FIRST UNION NATIONAL BANK, a national banking association ("First Union"), successor by merger to CoreStates Bank, N.A. ("CoreStates"), for itself and as agent for the Participants (defined below).

                              Preliminary Statement

         WHEREAS, MLC and CoreStates are parties to that certain Credit Agreement dated as of June 5, 1997 (the "Initial Agreement"), pursuant to which CoreStates agreed to make available to MLC, upon the terms and conditions expressed in the Initial Agreement, a credit facility (the "Credit Facility") in the principal amount of up to $15,000,000.

         WHEREAS, pursuant to that certain Amendment No. 1 to Credit Agreement dated September 5, 1997 (the "First Amendment") between CoreStates and MLC, the maximum principal amount available to MLC under the Credit Facility was increased to $25,000,000.

         WHEREAS, pursuant to that certain Amendment No. 2 to Credit Agreement dated as of December 19, 1997 (the "Second Amendment") between CoreStates and MLC, the maturity date of the Credit Facility was extended to December 19, 1998. The Initial Agreement, the First Amendment and the Second Amendment are collectively referred to as the "Credit Agreement". All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Credit Agreement.

         WHEREAS, Bank Leumi USA and Riggs Bank N.A. (together, the "Participants") have obtained participation interests in the Credit Facility in the amount of up to $5,000,000 for each Participant, with CoreStates acting as agent for the Participants.

         WHEREAS, First Union is the successor by merger to all of CoreStates' right, title and interest in and to the Credit Agreement and the other Loan Documents, including the right to act as Agent for the Participants. The Participants, together with First Union, are referred to collectively as the "Banks".

         WHEREAS,  MLC  has  requested  that  First  Union:  (i)  increase  from
$25,000,000 to $35,000,000 the Loan Commitment; and (ii) increase from $1,000,000 to $5,000,000 the sublimit on Eligible Non-AMC Inventory and Equipment contained in the calculation of the Borrowing Base.

         WHEREAS, First Union is willing to agree to such request on the terms and conditions set forth herein.


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         NOW,   THEREFORE,   in  consideration  of  the  premises  and  promises
hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


         1.  Section  1.1  of  the  Credit  Agreement.  In  clause  (iv)  of the
             -----------------------------------------
definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement, the dollar amount "$1,000,000" is deleted and replaced with the dollar amount "$5,000,000".

         2. Section 2.1 of the Credit  Agreement.  The dollar amount of the Loan
            -------------------------------------
Commitment set forth in ss.2.1 of the Credit Agreement as "$25,000,000" is hereby deleted and it shall be and is hereby replaced by the dollar amount of "$35,000,000".

         3. Section 2.2 of the Credit Agreement.  The dollar amount set forth in
            ------------------------------------
the first paragraph of ss.2.2 of the Credit Agreement as "TWENTY FIVE MILLION DOLLARS ($25,000,000)" is hereby deleted and shall be and it is hereby replaced by the dollar amount of "THIRTY FIVE MILLION DOLLARS ($35,000,000)."

         4. Exhibit A to the Credit Agreement. Exhibit A to the Credit Agreement
            ----------------------------------
shall be and is hereby amended and restated in its entirety to be as set forth in Exhibit A attached hereto. Upon delivery of the $35,000,000 Note, dated as of June 15, 1998, to the First Union, First Union shall mark the $25,000,000 Note, dated December 19, 1997, "canceled and replaced by $35,000,000 Note, dated as of June 15, 1998."

         5.   Representations   and   Warranties.   MLC  hereby   restates   the
              -----------------------------------
representations and warranties made in the Credit Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

         6.  Covenants.  MLC  hereby  represents  and  warrants  that  it  is in
             ----------
compliance and has complied with each and every covenant set forth in the Credit Agreement, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

         7. Corporate Authorization and Delivery of Documents. First Union shall
            --------------------------------------------------
have received copies, certified as of the date hereof, of all action taken by MLC and any other necessary Person to authorize this Amendment and such other papers as First Union shall require.

         8.  Affirmation.  MLC hereby  affirms its  absolute  and  unconditional
             ------------
promise to pay to First Union the Loans and all other amounts due under the Credit Agreement and any other Loan Document on the maturity date(s) provided in the Credit Agreement or any other Loan Document, as such documents may be amended hereby.

         9. Effect of Amendment. This Amendment amends the Credit Agreement only
            --------------------
to the extent and in the manner herein set forth, and in all other respects the Credit Agreement is ratified and confirmed.

         10.  Counterparts.  This  Amendment  may be  signed  in any  number  of
              -------------
counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

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



         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                MLC GROUP, INC.




                                By _/s/ Phillip G. Norton___________________
                                --------------------------------------------
                                Phillip G. Norton, President



                                FIRST UNION NATIONAL BANK



                                By __/s/ Michael J. Labrum______________________
                              --------------------------------------------------
                                Michael J. Labrum, Vice President


The undersigned, MLC Holdings, Inc. ("Holdings"), the guarantor of the obligations of MLC Group, Inc. to First Union National Bank (successor by merger to CoreStates Bank, N.A.) pursuant to that certain Guaranty Agreement dated June 5, 1997 (the "Guaranty"): (i) hereby consents to the making of this Amendment (and to all prior amendments to the Loan Documents); (ii) confirms the continuing validity of the Guaranty; and (iii) restates all of the representations and warranties of Holdings made in any of the Loan Documents (including, without limitation, those set forth in Section 4 of the Guaranty), on and as of the date hereof as if originally given on the date of this Amendment.


                                                     MLC HOLDINGS, INC.


                         By:__/s/ Phillip G. Norton__________________________
                         ----------------------------------------------------
                                    Phillip G. Norton, President

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





                                                                 EXHIBIT A

                                      Note

$35,000,000                                          Philadelphia, PA
                                                    As of June 30, 1998

For Value Received, MLC GROUP, INC., a Virginia corporation ("MLC"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK (the "First Union"), successor by merger to CoreStates Bank, N.A., in lawful currency of the United States of America in immediately available funds at First Union's offices located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the earliest to occur of demand, acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of THIRTY FIVE MILLION DOLLARS ($35,000,000) or, if less, the then unpaid principal amount of all Loans made by First Union pursuant to the Credit Agreement (defined below).

MLC promises also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement.

This Note is the Note referred to in, is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement, dated as of June 5, 1997 by and between MLC and CoreStates Bank, N.A. (as such Credit Agreement may be amended, modified, supplemented, restated or replaced from time to time, the "Credit Agreement") and is a replacement Note substituted in its entirety for a Note dated December 19, 1997 in the amount of $25,000,000. As a result of a merger between CoreStates Bank, N.A. and First Union, First Union has succeeded to all of the right, title and interest of CoreStates Bank, N.A. in the Credit Agreement and all of the Loan Documents. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

MLC hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigned's liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness to First Union relating to First Union's Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by First Union's books and records which shall be conclusive absent manifest error.

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THIS NOTE SHALL BE  CONSTRUED IN  ACCORDANCE  WITH AND BE GOVERNED BY THE LAW OF
THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.


                                                    MLC GROUP, INC.




                                                   By:__________________________
                                                   Phillip G. Norton, President


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